Summary of Significant Accounting Policies - Schedule of Reconciliation of Cash, Cash Equivalents and Restricted Cash (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Sep. 30, 2019	Dec. 31, 2018
Accounting Policies [Abstract]
Cash and cash equivalents	$ 311,327	$ 36,926	$ 39,216	$ 33,264
Restricted cash	33,311	743	743	151
Total cash, cash equivalents and restricted cash	$ 344,638	$ 37,669	$ 39,959	$ 33,415